UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2014

Umpqua Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Oregon	001-34624	93-1261319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One SW Columbia, Suite 1200

Portland, Oregon 97258

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (503) 727-4100

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

Effective April 18, 2014, Umpqua Holdings Corporation, an Oregon corporation (“Umpqua”), completed its previously announced merger (the “Merger”) with Sterling Financial Corporation, a Washington corporation (“Sterling”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated September 11, 2013, between Umpqua and Sterling.  At the effective time of the merger (the “Effective Time”), Sterling merged with and into Umpqua, with Umpqua as the surviving corporation.  Pursuant to the Merger Agreement, holders of Sterling common stock have a right to receive 1.671 shares of common stock, no par value per share, of Umpqua (“Umpqua Common Stock”) and $2.18 in cash, without interest (together, the “Merger Consideration”) for each share of Sterling common stock, no par value per share (“Sterling Common Stock”) held immediately prior to the effective time of the Merger (the “Effective Time”), plus cash in lieu of fractional shares.  Each outstanding share of Umpqua’s Common Stock remained outstanding and was unaffected by the Merger.

At the Effective Time, except for certain out-of the money options that were cancelled, each outstanding option granted by Sterling to purchase shares of Sterling Common Stock was converted into an option to purchase Umpqua Common Stock on the same terms and conditions as were applicable prior to the Merger, subject to adjustment of the exercise price and the number of shares of Umpqua Common Stock issuable upon exercise of such option based on the Merger Consideration.  Each restricted stock unit in respect of Sterling Common Stock was converted at the Effective Time into a restricted stock unit in respect of Umpqua Common Stock on the same terms and conditions as were applicable prior to the Merger, with the number of underlying shares adjusted based on the Merger Consideration.

Immediately following the Effective Time, Sterling Savings Bank, a Washington state-chartered bank and wholly owned subsidiary of Sterling, merged with and into Umpqua Bank, an Oregon state-chartered bank and wholly owned subsidiary of Umpqua, with Umpqua Bank surviving the merger and continuing its corporate existence.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Also at the Effective Time, each of the warrants to purchase Sterling Common Stock, held by funds associated with Warburg Pincus & Co. and funds associated with Thomas H. Lee Partners, L.P. (the “Warrants”), was converted to a warrant exercisable for the Merger Consideration that a holder of the shares of Sterling Common Stock underlying the warrant immediately prior to the Merger would have been entitled to receive in the Merger.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the Warrants, which are incorporated herein by reference as Exhibits 4.1 and 4.2.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and pursuant to the terms of the Merger Agreement, at the Effective Time, the number of directors on the Board of Directors of Umpqua (the “Umpqua Board”) is thirteen, nine of which are existing Umpqua directors and four of which are appointed by Sterling’s board of directors.  To meet that requirement, Dudley R. Slater voluntarily resigned from the Umpqua Board as of the Effective Time.  The resignation of Mr. Slater was not the result, in whole or in part, of any disagreement with Umpqua or Umpqua’s management.

At the Effective Time and pursuant to the terms of the Merger Agreement, Ellen R. M. Boyer, Robert C. Donegan, C. Webb Edwards and Maria M. Pope, each of whom were members of the Board of Directors of Sterling immediately prior to the Effective Time, were appointed to serve as members of the Umpqua Board.  Also at the Effective Time, Ms. Boyer was appointed to serve on the Umpqua Board’s Enterprise Risk and Credit Committee and as Vice Chair of the Finance and Capital Committee, Mr. Donegan was appointed to serve on the Audit and Compliance Committee and the Compensation Committee, Mr. Edwards was appointed to serve on the Finance and Capital Committee and the Enterprise Risk and Credit Committee and Ms. Pope was appointed to serve as Vice Chair of the Audit and Compliance Committee and as a member of the Compensation Committee.  As of the Effective Time, the Umpqua Board was increased to thirteen members to accommodate the former Sterling directors who were appointed to the Umpqua Board.

Compensatory arrangements for these newly appointed directors will be consistent with the previously disclosed standard arrangements for non-employee directors as described in Umpqua’s proxy statement for its 2014 annual meeting of shareholders filed on February 26, 2014, which disclosure is incorporated herein by reference.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2014, in connection with the Merger, Umpqua filed an amendment (the “Amendment”) to its restated articles of incorporation to increase the number of authorized shares of Umpqua Common Stock from 200,000,000 to 400,000,000.  The Amendment was approved by Umpqua’s shareholders at the special meeting of shareholders held on February 25, 2014.  A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.                                        Other Events.

On April 18, 2014, Umpqua issued a press release announcing the completion of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The consolidated balance sheets of Sterling Financial Corporation and subsidiaries as of December 31, 2013 and 2012, and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2013, as well as the accompanying notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)  Pro forma financial information.

Unaudited Pro Forma Condensed Consolidated Financial Statements of Umpqua and Sterling, as of and for the year ended December 31, 2013, reflecting the Merger, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)  Exhibits.

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of September 11, 2013, by and between Sterling Financial Corporation and Umpqua Holdings Corporation (incorporated by reference to Exhibit 2.1 to Umpqua Holdings Corporation’s Current Report on Form 8-K filed on September 17, 2013)

3.1	Amendment to Restated Articles of Incorporation of Umpqua Holdings Corporation

4.1

Form of Warrant to Purchase Shares of Sterling Common Stock, dated August 26, 2010 and issued to Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P., Thomas H. Lee Parallel (DT) Fund VI, L.P. and THL Sterling Equity Investors, L.P. (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form S-1 of Sterling Financial Corporation filed on September 24, 2010)

4.2

Form of Warrant to Purchase Shares of Sterling Common Stock, dated August 26, 2010 and issued to Warburg Pincus Private Equity X, L.P. (incorporated by reference to Exhibit 4.8 to the Registration Statement on Form S-1 of Sterling Financial Corporation filed on September 24, 2010)

23.1	Consent of KPMG, LLP

99.1	Press Release, dated April 18, 2014

99.2

Consolidated balance sheets of Sterling Financial Corporation and subsidiaries as of December 31, 2013 and 2012, and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2013, as well as the accompanying notes thereto

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of Umpqua Holdings Corporation and Sterling Financial Corporation as of and for the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Umpqua Holdings Corporation

Date: April 18, 2014	By:	/s/ Steven L. Philpott
	Name:	Steven L. Philpott
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of September 11, 2013, by and between Sterling Financial Corporation and Umpqua Holdings Corporation (incorporated by reference to Exhibit 2.1 to Umpqua Holdings Corporation’s Current Report on Form 8-K filed on September 17, 2013)

3.1	Amendment to Restated Articles of Incorporation of Umpqua Holdings Corporation

4.1

Form of Warrant to Purchase Shares of Sterling Common Stock, dated August 26, 2010 and issued to Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P., Thomas H. Lee Parallel (DT) Fund VI, L.P. and THL Sterling Equity Investors, L.P. (incorporated by reference to Exhibit 4.7 to the Registration Statement on Form S-1 of Sterling Financial Corporation filed on September 24,2010)

4.2

Form of Warrant to Purchase Shares of Sterling Common Stock, dated August 26, 2010 and issued to Warburg Pincus Private Equity X, L.P. (incorporated by reference to Exhibit 4.8 to the Registration Statement on Form S-1 of Sterling Financial Corporation filed on September 24,2010)

23.1	Consent of KPMG, LLP

99.1	Press Release, dated April 18, 2014

99.2

Consolidated balance sheets of Sterling Financial Corporation and subsidiaries as of December 31, 2013 and 2012, and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2013, as well as the accompanying notes thereto

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of Umpqua Holdings Corporation and Sterling Financial Corporation as of and for the year ended December 31, 2013